Exhibit 99.2 miRagen Therapeutics Corporate Overview NASDAQ: MGEN October 2020

This presentation contains forward-looking statements relating to Miragen Therapeutics, Inc., including statements about our plans to obtain funding, develop and commercialize our therapeutic candidates, our planned clinical trials, the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates, the clinical utility of our therapeutic candidates and our intellectual property position. You can identify forward-looking statements by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These forward-looking statements should not be relied upon as predictions of future events as we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make due to a number of important factors, including those risks discussed in “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other reports filed with the U.S. Securities and Exchange Commission. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements

Viridian Transaction Highlights

Structure

- The acquisition of Viridian was structured as a stock-for-stock transaction whereby all of Viridian's outstanding equity interests were exchanged for a combination of shares of miRagen common stock and shares of a newly designed non-voting Series A convertible preferred stock. Private placement investors will be issued shares of Series A preferred stock at a price of $465.96 per share (or, $0.46596 per share on an as-converted-to-common basis).
- With the acquisition of Viridian, miRagen entered into a definitive agreement for the sale of Series A non-voting convertible preferred stock in a private placement to a group of institutional accredited investors led by Fairmount Funds with participation from Venrock Healthcare Capital Partners, BVF Partners L.P., Cormorant Asset Management, Perceptive Advisors, Wellington Management, Ally Bridge Group, Logos Capital, Surveyor Capital (a Citadel company), Commodore Capital and Ridgeback Capital, as well as additional undisclosed institutional investors. The private placement is expected to result in gross proceeds to miRagen of approximately $91 million before deducting placement agent and other offering expenses.

Management and board

- Continuing leadership include Lee Rauch, CEO, Jason Leverone, CFO and Diana Escolar, MD, FFAN, CMO, and will be joined by Jonathan Violin, PhD, as President and COO ,Vahe Bedian, PhD, as CSO
- Peter Harwin, Managing Member, Fairmount Funds, and Tomas Kiselak, Managing Member, Fairmount Funds, join Jeffrey Hatfield, Chairman of the Board of miRagen; Lee Rauch, CEO, miRagen, Arlene M. Morris, CEO, Willow Advisors, LLC; Joe Turner, Board Member and Audit Chair, on the Board of Directors.

Primary use of proceeds

- The proceeds from the private placement will be used to advance clinical testing of VRDN-001 in thyroid eye disease, as well as to advance overall pipeline and for general corporate purposes.

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Financial overview Company Capitalization Structure As of October 28, 2020 Common Shares Series A Preferred Stock As Converted Common Shares1 Common stock outstanding 68,483,666 68,483,666 Series A Preferred Stock 398,498 398,498,499 68,483,666 398,498 466,982,165

Conventional approach to drug discovery prioritizes more differentiation than is necessary Focus on the “new” (targets, modalities, platform technologies) leaves many therapeutic spaces under competitive Still limited treatment options for patients, many left with only one option OCTOBER 2020 miRagen’s new direction: Expanding the definition of innovation in drug discovery

Disease areas to explore Motivated patient populations with few options Few approved, high-priced therapies Limited market competition Compelling returns by new entrant Strategic gaps Price Access Delivery/Quality of Life Efficacy OCTOBER 2020 Focus for first indications: Thyroid Eye Disease Undisclosed rare orphan disease Our Solutions New approach to our criteria: Ideating with a critical lens

Viridian Therapeutics Pipeline

Thyroid Eye Disease (TED)	VRDN-001* (IV)	New IND 3Q21	Ph2 pilot cohort data 1Q22	Ph2 data MY22
	VRDN-002 (SC)	IND YE21	Ph1 data MY22	Ph2 data 2023
	VRDN-003 (SC)	IND 2022		
Undisclosed Rare Orphan Disease	VRDN-004	IND 2022		
TBD	VRDN-005 and beyond	IND 2022		

*Previously developed as AVE-1642 by ImmunoGen/Sanofi

Projected timelines pending regulatory feedback

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Program 1: IGF-1R & Thyroid Eye Disease (TED)

OCTOBER 2020 Debilitating orphan eye disease that significantly impacts quality of life 15,000-20,000 new patients per year1 Progresses from acute to fibrotic phase (chronic stage) after 6-24 months with potential for permanent scarring Historically poor treatment options (surgery, radiation, steroids, lifestyle changes) High physical and mental burden: patients motivated for new treatments Thyroid Eye Disease (TED): patient snapshot Orbital inflammation and expansion lead to proptosis (‘bulging eyes’), double vision, misalignment, ulcerations, pain, and potential blindness Horizon Corporate Deck, 2020 Photo credit: Medicinenet.com

Teprotumumab (IGF-1R mAb): from failed oncology candidate to successful TED drug

2006
Teprotumumab (R1507) enters clinic for oncology

2009
Ph2 oncology trials fail to meet efficacy criteria. Roche discontinues teprotumumab development.

2011
River Vision Development founded to develop teprotumumab for TED

2013
Teprotumumab enters Ph2 clinical trials for TED

2016
FDA grants Breakthrough designation for teprotumumab for TED

2017
Horizon Therapeutics acquires River Vision and starts Ph3 trials

2020
Tepezza approved January 2020.

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Patient population*: “active/acute” TED: 15K-20K incidence/year “inactive/chronic” TED: 70K TEPEZZA wholesale acquisition cost: $343K/course (annual net realized price $200K/course)2 Market will remain branded until at least 2032 (BLA exclusivity for teprotumumab), potentially to 2039 (pending method of use claims) OCTOBER 2020 Patient/physician interest and population expansion drives market projection Current U.S. TED market: expanding towards $3B TEPEZZA Approved January 2020 Q1: 200 patients on therapy Q2: >1000 patients on therapy Projections include patients in active/acute phase and inactive/chronic phase $23.5M $166M >$650M1 >$3B1 *Disease terminology is evolving; consistent language is not yet broadly adopted Horizon projected, Q2 2020 presentation Tepezza launch presentation, Jan 21, 2020. Actual net sales Estimated

Teprotumumab Ph3 Randomized, double-masked, placebo controlled 83 active TED patients 41 teprotumumab 42 placebo Dosing: q3w, first infusion 10 mg/kg, subsequent 7 infusions 20 mg/kg Primary endpoint: proptosis response OCTOBER 2020 An effective treatment: IGF-1R inhibition with anti-IGF-1R antibody teprotumumab leads to rapid and robust response Most clinical benefit seen within 6 weeks Most patients responded within 6 weeks Change in proptosis observed within 2 cycles Adapted from Douglas et al., NEJM, 2020

Convenient SC VRDN-002 Quick entrant, IV infusion VRDN-001 OCTOBER 2020 Our approach to TED Strategy in TED: Building our own momentum and growth Licensed a clinical IGF-1R antibody from ImmunoGen/Sanofi previously tested in >100 oncology patients Improve PK of existing mAb sequence with half-life extension technology Durable best-in-class VRDN-003 Optimize novel IgG to create the best possible IGF-1R mAb

IV Quick Entrant: VRDN-001

VRDN-001

VRDN-001: Leverage existing clinical stage mAb

Approach:

Licensed AVE-1642 from ImmunoGen/Sanofi, a clinical-stage anti-IGF-1R mAb, to enable fastest possible clinical trial in TED

- Terms: worldwide rights, single digit million up-front, milestones, mid-single digit royalties

Advantages:

- Existing GLP toxicology package
- Human PK/PD and clinical safety characterized in >100 oncology patients
  - No reported ADAs
- Previously filed US IND
- May be able to **proceed directly to Ph2 patient study** (pending FDA feedback)
- Plan to start Ph3 pivotal trial based on Ph2 data

Timeline:

Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
License signed October 2020			**IND file 3Q21**		**Ph2 pilot data 1Q22**

Projected timelines pending regulatory feedback

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VRDN-001

VRDN-001 and teprotumumab are comparable

	VRDN-001	Teprotumumab
Half-life (in oncology patients)	10 days[1]	10 days[4,5]
IGF-1 increase	6X[1]	3X[3]
Affinity (Kd)	0.21 nM[2]	5 nM[4]
Hyperglycemia	5-52% Severe in 5.6% of patients (n=106, 2 trials) [3]	11-50% Severe in 3% of patients (n=335, 4 trials)[4,6,8,9]

(1) Soria et al, EJC, 2013; n = 27; solid tumor; 3-24 mg/kg, q3w
(2) AVE-1642 Investigator's Brochure
(3) Sanofi-Aventis AVE-1642 FDA annual report 2010
(4) Gore et al., MCT, 2009: n=36; solid tumor; 3-9 mg/kg qw, 16 mg/kg q3w
(5) Kurzrock et al, CCR, 2010: n=37; solid tumor/lymphoma; 1-9 mg/kg, qw
(6) Pappo et al, Cancer, 2014: n= 163; sarcoma; 9 mg/kg, qw
(7) Schanzer et al, JBC, 2014
(8) Rodon et al, JCO 2007: n=21, solid tumor/lymphoma; 1-16 mg/kg, q3w
(9) Pappo et al, JCO 2011: n=115, sarcoma; 9mg/kg qw or 27 mg/kg, q3w

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OCTOBER 2020 Target engagement suggests receptor saturation at doses as low as 3 mg/kg Soria et al, EJC, 2013; n = 27; solid tumor; 3-24 mg/kg, q3w VRDN-001

OCTOBER 2020 Explore accelerated adaptive trial design 80% of the benefit with teprotumumab seen within 12 weeks à explore a 12-week endpoint (pending FDA feedback) Results from phase 2 will enable side-by-side comparison with teprotumumab 3 expansion cohorts: “Saturating” dose: Expected to saturate 90% of IGF-1R receptors at trough, as was Teprotumumab rationale Middle dose: informs the minimally efficacious IV dose Low dose: As low as 3mg/kg May be readily deliverable in a convenient SC formulation Pilot cohort: Provides rapid proof of mechanism and data to select dose for expansion cohorts Pilot cohort data available 1Q22 Proposed Phase 2 design*: Pilot cohort + 3 expansion cohorts in TED patients VRDN-001 *pending FDA feedback

Convenient SC: VRDN-002

Rationale for a rapid biosuperior

VRDN-002

Limitations of Teprotumumab

- Teprotumumab was **not dose-ranged** in TED patients
- Teprotumumab current dosing: 10 mg/kg IV, then 20 mg/kg IV q3w x7 (24 week course)
- Equivalent to 500mg/week

Opportunity for VRDN-002

- **Doses ≤ 300mg may enable SC injection**
  - Examples: Takhzyro (300 mg SC) and Dupixent (300 mg SC)
- An antibody with **a longer half-life** will require lower cumulative dose
- Teprotumumab half-life can be exceeded by use of **FcRn-binding mutations**
  - Precedent: adding half-life extending FcRn-binding mutations to eculizumab/Soliris (half-life =~12 days) resulted in ravulizumab/Ultomiris (half-life = ~50 days)

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Timeline IND: YE 2021 Ph1 healthy volunteer data: mid-year 2022 Ph2 efficacy in patients: 2023 OCTOBER 2020 Goal: Develop biosuperior SC injection Approach: Half-life extension technology VRDN-002: Convenient SC VRDN-002 Ph2 Data 2023 Timeline: YE 2021 MY 2022 YE 2022 MY 2023 IND YE 2021 Ph1 data MY 2022 Projected timelines pending regulatory feedback

Our Pipeline, Team, and Financials

Board of directors Jeffrey Hatfield Chairman of the Board of miRagen Peter Harwin Managing Member, Fairmount Funds Tomas Kiselak Managing Member, Fairmount Funds Lee Rauch CEO, miRagen Arlene M. Morris CEO, Willow Advisors, LLC Joe Turner Board Member and Audit Chair OCTOBER 2020 Management Lee Rauch CEO Jonathan Violin, PhD President and COO Vahe Bedian, PhD CSO Jason A. Leverone CFO Diana Escolar, MD, FFAN CMO miRagen leadership, board of directors

Cash with completion of $91M PIPE is expected to be approximately $140M Expected cash runway: through 2023 OCTOBER 2020 Cash and Milestones VRDN-002 IND YE 2021 Q3 2021 VRDN-001 New IND 3Q 2021 VRDN-005 Program announcement 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 VRDN-001 Ph2 pilot data Q1 2022 VRDN-002 Ph1 data MY 2022 VRDN-001 Ph2 expansion cohort data MY 2022 VRDN-002 Ph2 data 1H 2023 VRDN-004 IND 2022 Projected timelines pending regulatory feedback

miRagen takeaways

Attractive markets, high probability of success, multiple shots on goal

$3B+ addressable market opportunity in thyroid eye disease

Tepezza has been a highly successful launch, and there is currently no other competition in the market

High probability of success

We have an antibody that
- Binds the target with high affinity
- Produces a similar to or better pharmacodynamic response than teprotumumab
- Has similar PK and half-life
- Has human safety data

Best in class potential

- Possibility to go to a lower dose with VRDN-001, which could enable SC (Tepezza is IV infusion)
- VRDN-002 being fully optimized for SC delivery and is only months behind

POC data in ~18-months

Potential to advance through Phase 3 quickly, pending regulatory feedback

Rinse and repeat with new targets in attractive markets

Team has a proven track record of in-licensing and/or developing drugs against attractive targets, which gives us confidence we can repeat this for additional high value indications

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